EXHIBIT 4.3

                     HEALTH AND RETIREMENT PROPERTIES TRUST
                    (a Maryland real estate investment trust)

             $150,000,000 6 3/4% Senior Notes due December 18, 2002



                          REGISTRATION RIGHTS AGREEMENT


                                                          December 18, 1997


Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
        Incorporated
North Tower
World Financial Center
New York,  New York 10281-1326

Ladies and Gentlemen:

         Health and Retirement Properties Trust, a Maryland real estate investment trust (the "Company"), proposes to issue and sell to Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch" or the "Initial Purchaser"), upon the terms set forth in a purchase agreement dated December 15, 1997 (the "Purchase Agreement"), $150,000,000 of the Company's 6 3/4% Senior Notes due December 18, 2002 (the "Notes"). The Notes will be issued under an indenture and supplemental indenture to be dated as of December 18, 1997 (together, the "Indenture") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"). Execution of this Agreement is a condition to Closing under the Purchase Agreement.

         As an inducement to you to enter into the Purchase Agreement and in satisfaction of a condition to your obligations thereunder, the Company agrees with you, (i) for your benefit and (ii) for the benefit of the holders of the Notes from time to time (each of the foregoing, a "Holder" and together, the "Holders"), as follows:

                  1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                  "Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Affiliate" shall have the same meaning given to that term in Rule 405 of the Act or any successor rule thereunder.

                  "Closing Time" has the meaning set forth in the Purchase Agreement.

                  "Commission" means the Securities and Exchange Commission.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Exchange Notes" means, in respect of the Notes, a like principal amount of debt securities of the Company identical in all material respects to, and entitled to substantially the same benefits of the Notes.

                  "Exchange Offer Registration Period" means the 120-day period following the issuance of the Exchange Notes, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement.

                  "Exchange Offer Registration Statement" means a registration statement of the Company on an appropriate form under the Act with respect to the Registered Exchange Offer, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Exchanging Dealer" means any Holder (which may include the Initial Purchaser) which is a broker-dealer electing to exchange Notes acquired for its own account as a result of market-making activities or other trading activities for Exchange Notes.

                  "Final Offering Memorandum" has the meaning set forth in the Purchase Agreement.

                  "Holder" means the Initial Purchaser, for so long as the Initial Purchaser shall hold Registrable Notes, and each of its successors, assigns and direct and indirect transferees who become holders of Registrable Notes.


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


                  "Indenture" has the meaning set forth in the preamble hereto.

                  "Liquidated Damages" has the meaning set forth in Section 8(a) hereof.

                  "Majority Holders" means the Holders of a majority of the aggregate principal amount of securities registered under a Registration Statement.

                  "Managing   Underwriters"   means  the  investment  banker  or
investment bankers and manager or managers that shall administer an underwritten offering.

                  "Notes" has the meaning set forth in the preamble hereto.

                  "Prospectus" means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Notes or the Exchange Notes, covered by such Registration Statement, and all amendments and supplements to the Prospectus, including post-effective amendments.

                  "Registrable Notes" shall meant the Notes; provided, however, that Notes shall cease to be Registrable Notes when (i) a Registration Statement with respect to such Notes shall have been declared effective under the Act and such Notes shall have been disposed of pursuant to such Registration Statement,
(ii) such Notes shall have been sold pursuant to Rule 144(k) (or any similar rule then in effect, but not Rule 144A) under the Act, (iii) such Notes shall have ceased to be outstanding, (iv) the Notes shall have been exchanged for Exchange Notes which may be transferred without restriction under the Act or (v) the Company has completed the Registered Exchange Offer and the holder of such Notes did not exchange such Notes for a like principal amount of Exchange Notes.

                  "Registered Exchange Offer" means the proposed offer to the Holders to issue and deliver to such Holders, with respect to the Notes, a like principal amount of Exchange Notes, in exchange for the Notes.

                  "Registration Statement" means any Exchange Offer Registration Statement or Shelf Registration Statement that covers any of the Registrable Notes or the Exchange Notes pursuant to the provisions of this Agreement, and amendments and


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


supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Shelf Registration" means a registration effected pursuant to Section 3 hereof.

                  "Shelf  Registration  Event"  has the  meaning  set  forth  in
Section 3 hereof.

                  "Shelf  Registration  Period"  has the  meaning  set  forth in
Section 3(b) hereof.

                  "Shelf Registration Statement" means a "shelf" registration statement of the Company pursuant to the provisions of Section 3 hereof which covers some or all of the Registrable Notes on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, and amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Special Counsel" means Brown & Wood LLP or such other counsel as shall be specified by the Majority Holders of securities included in the relevant Registration Statement, the fees and expenses of which will be paid by the Company pursuant to Section 5 hereof.

                  "Trustee" has the meaning set forth in the preamble hereto.

                  "Underwriter" means any underwriter of Registrable Notes in connection with an offering thereof under a Shelf Registration Statement.

                  2. Registered Exchange Offer; Resales of Exchange Notes by Exchanging Dealers. Unless prohibited by law or Commission policy: (a) The Company shall prepare and, not later than 105 days following the Closing Time, shall file with the Commission the Exchange Offer Registration Statement. The
Company shall use its reasonable best efforts to cause the Exchange Offer Registration Statement to become effective under the Act within 150 days of the Closing Time.

                  (b) Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall use its best efforts to cause the Registered Exchange Offer to be consummated within the sooner to occur of 45 days after the effective date of the Exchange Offer Registration Date or 180 days after the Closing


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



Time, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Registrable Notes for Exchange Notes (assuming that such Holder is not an affiliate of the Company within the meaning of the Act, acquires the Exchange Notes in the ordinary course of such Holder's business and has no arrangements with any person to participate in the distribution (within the meaning of the Act) of the Exchange Notes) to transfer such Exchange Notes from and after their receipt without any limitations or restrictions under the Act.

                  (c) In connection with the Registered Exchange Offer, the Company shall:

                  (i) mail to each Holder a copy of the Prospectus  forming part
         of  the  Exchange  Offer  Registration  Statement,   together  with  an
         appropriate letter of transmittal and related documents;

                  (ii) keep the Registered Exchange Offer open for not less than 20 business days after the date notice thereof is mailed to the Holders (or longer if required by applicable law);

                  (iii) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York; and

                  (iv) comply in all material respects with all applicable laws.

                  (d) As soon as practicable after the close of the Registered Exchange Offer, the Company shall:

                     (i) accept for exchange all Registrable Notes validly tendered and not withdrawn pursuant to the Registered Exchange Offer;

                    (ii) deliver to the Trustee for cancellation all Registrable Notes so accepted for exchange; and

                   (iii) cause the Trustee promptly to authenticate and deliver to each Holder of tendered Registrable Notes, Exchange Notes equal in principal amount to the Registrable Notes of such Holder so accepted for exchange therefor.

                  (e) The Initial Purchaser and the Company acknowledge that, pursuant to interpretations by the Commission's staff of Section 5 of the Act, and in the absence of an applicable exemption therefrom, each Exchanging Dealer is required to deliver a Prospectus in connection with a sale of any Exchange Notes received by such Exchanging Dealer pursuant to the


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



Registered Exchange Offer in exchange for Registrable Notes acquired for its own account as a result of market-making activities or other trading activities. Accordingly, the Company shall:

                     (i) include the  information set forth in Annex A hereto on the cover of the Prospectus contained in the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Registered Exchange Offer, and in Annex C hereto in the underwriting or plan of distribution section of the Prospectus forming a part of the Exchange Offer Registration Statement, and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; and

                    (ii) use its reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective under the Act during the Exchange Offer Registration Period for delivery of the Prospectus forming a part thereof by Exchanging Dealers in connection with sales of Exchange Securities received pursuant to the Registered Exchange Offer, as contemplated by Section 4(h) below.

                  (f) In the event that the Initial Purchaser determines that it is not eligible to participate in the Registered Exchange Offer with respect to the exchange of Notes constituting any portion of its initial unsold allotment, at the request of the Initial Purchaser, the Company shall issue and deliver to the Initial Purchaser, in exchange for such Notes, a like principal amount of Exchange Notes (provided that such Exchange Notes shall include legends with respect to restrictions on transfer and shall be deemed Registrable Notes) and the Company shall, starting on the date of effectiveness of the Exchange Offer Registration Statement and ending on the close of business on the 120th day following such date, make available as many copies of the Exchange Offer Registration Statement prospectus, as amended or supplemented, as reasonably requested by the Initial Purchaser. The Company shall seek to cause the CUSIP Service Bureau to issue the same CUSIP number(s) for such securities as for the Exchange Notes issued pursuant to the Registered Exchange Offer. The Initial Purchaser agrees to promptly notify the Company in writing following the resale of its initial allotment of Notes.

                  3. Shelf Registration. If, (i) because of any change in law or currently prevailing interpretations thereof by the Commission's staff, the Company determines upon advice of its outside counsel that it is not permitted to effect the Registered Exchange Offer as contemplated by Section 2 hereof, or
(ii) for any other reason the Registered


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



Exchange Offer is not consummated within the sooner to occur of 45 days after the effective date of the Exchange Offer Registration Statement or 180 days after the Closing Time, or (iii) in the case of any Holder that participates in the Registered Exchange Offer, such Holder does not receive freely tradeable Exchange Notes on the date of the exchange (other than due solely to the status of such Holder as an affiliate of the Company within the meaning of the Act or as a broker-dealer) (it being understood that, for purposes of this Section 3,
(x) the requirement that the Initial Purchaser deliver a Prospectus containing the information required by Items 507 and/or 508 of Regulation S-K under the Act in connection with sales of Exchange Notes acquired in exchange for such Notes shall result in such Exchange Notes being not "freely tradeable" but (y) the requirement that an Exchanging Dealer deliver a Prospectus in connection with sales of Exchange Notes acquired in the Registered Exchange Offer in exchange for Notes acquired as a result of market-making activities or other trading activities shall not result in such Exchange Notes being not "freely tradeable") (the events described in clauses (i), (ii) and (iii) of this paragraph are each referred to herein as a "Shelf Registration Event"), the following provisions shall apply:

                  (a) The Company shall promptly deliver to the Holders written notice of a Shelf Registration Event and, as promptly as practicable (but in no event more than 60 days after so required or requested pursuant to this Section
3), file with the Commission and thereafter use its reasonable best efforts to cause to be declared effective under the Act, a Shelf Registration Statement relating to the offer and sale of the Registrable Notes by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided, however, that with respect to Exchange Notes received by the Initial Purchaser in exchange for
Notes constituting any portion of an unsold allotment, the Company may, if permitted by current interpretations by the Commission's staff, file a post-effective amendment to the Exchange Offer Regis tration Statement containing the information required by Regulation S-K Items 507 and/or 508, as applicable, in satisfaction of their obligations under this paragraph (a) with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

                  (b) The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders for a period of two years after the effective date of the Shelf Registration Statement (or, the shorter period


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


provided under Rule 144(k)) or such shorter period that will terminate when all the Registrable Notes covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration Period").

                  4.  Registration  Procedures.  In  connection  with any  Shelf
Registration Statement and, to the extent specified, any Exchange Offer Registration Statement, the following provisions shall apply:

                  (a) The Company shall furnish to the Initial Purchaser, prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement and any Exchange Offer Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and the Company shall, if reasonably requested, promptly incorporate in such Registration Statement, such information and comments as the Initial Purchaser reasonably agrees with the Company and its counsel should be included therein provided that the Company shall not be required to take any action under this
         Section 4(a) that is not in the reasonable opinion of counsel for the Company in compliance with applicable law.

                  (b) The Company shall ensure that subject to Section 4(k), (i) any Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any amendment or supplement thereto complies in all material respects with the Act, (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Registration Statement, and any amendment or supplement to such Prospectus, does not, during the period when delivery thereof is required, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

                  (c) (1) The Company shall advise the Initial Purchaser and, in the case of a Shelf Registration Statement, the Holders of securities covered thereby and, if requested by the Initial Purchaser or any such Holder, confirm such advice in writing:

                              (i) when a Registration Statement and any amendment thereto has been filed with the Commission and when a Registration Statement or any post-effective amendment thereto has become effective; and



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                             (ii)  of  any   request  by  the   Commission   for
                  amendments or supplements to a Registration Statement or the Prospectus included therein or for additional information.

         (2) The Company shall advise the Initial Purchaser and, in the case of a Shelf Registration Statement, the Holders of securities covered thereby, and, in the case of an Exchange Offer Registration Statement, any Exchanging Dealer which has provided in writing to the Company a telephone or facsimile number and address for notices, and, if requested by you or any such Holder or Exchanging Dealer, confirm such advice in writing:

                              (i) of the Company  becoming aware of the issuance
                  by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose;

                             (ii)  of  the   receipt  by  the   Company  of  any
                  notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                            (iii) of the suspension of the use of a Prospectus.

                  (d) Subject to Section 4(k), the Company shall use its reasonable best efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness or use of any Registration Statement at the earliest possible time.

                  (e) The Company  shall  furnish to each  Holder of  securities included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference).

                  (f) Subject to Section 4(k), the Company shall, during the Shelf Registration Period, as promptly as is reasonably practicable deliver to each Holder of securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf


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


         Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and subject to Section 4(k), the Company consents to the use of the Prospectus or any amendment or supplement thereto as to which no notice has been given pursuant to paragraph 4(c)(2) by each of the selling Holders of securities in connection with the offering and sale of the securities covered by the Prospectus or any amendment or supplement thereto.

                  (g) The Company shall furnish to each Exchanging Dealer which so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, any documents incorporated by reference therein, and, if the Exchanging Dealer so requests in writing, all exhibits (including those incorporated by reference).

                  (h) Subject to Section 4(k), the Company shall, during the Exchange Offer Registration Period, promptly deliver to each Exchanging Dealer, without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as such Exchanging Dealer may reasonably request for delivery by such Exchanging Dealer in connection with a sale of Exchange Notes received by it pursuant to the Registered Exchange Offer; and subject to Section 4(k), the Company consents to the use of the Prospectus or any amendment or supplement thereto as to which no notice has been given pursuant to paragraph 4(c)(2) by any such Exchanging Dealer, as aforesaid.

                  (i) Prior to the Registered Exchange Offer or the effectiveness of a Registration Statement, the Company shall, if required by applicable law, register or qualify or cooperate with the Holders of securities included therein and their respective counsel in connection with the registration or qualification of such securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such United States jurisdictions of the securities covered by such Registration Statement; provided, however, that the Company will not be required to (i) qualify generally to do business or as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 4(i), (ii) file any general consent to service of process in any jurisdiction where it is not as of the date hereof so subject or (iii) subject

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


         itself to taxation in any jurisdiction where it is not otherwise subject.

                  (j) Unless the applicable securities shall be in book-entry only form, the Company shall cooperate with the Holders of Notes to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request prior to sales of Registrable Notes pursuant to such Registration Statement.

                  (k) Upon the occurrence of any event contemplated by paragraphs (c)(1)(ii) or (c)(2) above, the Company agrees to notify the Initial Purchaser, and in the case of a Shelf Registration Statement, the Holders of securities covered thereby, to suspend use of the Prospectus and the Company shall prepare, using its reasonable best efforts to do so as soon as possible, a post-effective amendment to any Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and the Initial Purchaser, and in the case of a Shelf Registration Statement, the Holders of securities covered thereby, shall suspend use of such Prospectus until the Company has amended or supplemented such Prospectus so that such Prospectus does not contain any such untrue statement or omission.

                  (l) The Company shall use its reasonable best efforts to cause The Depository Trust Company ("DTC") on the first business day following the effective date of any Shelf Registration Statement hereunder  or as soon as  possible  thereafter  to remove  (i) from any existing CUSIP number assigned to the Registrable Notes, any designation indicating that such Registrable Notes are "restricted securities," which efforts shall include delivery to DTC of a letter executed by the Company substantially in the form of Annex E hereto and
         (ii) any other stop or restriction on DTC's system with respect to such Registrable Notes. In the event the Company is unable to cause DTC to take the actions described in the immediately preceding sentence, the Company shall take such actions as the Initial Purchaser may reasonably request to provide, as soon as practicable, a CUSIP number for the Registrable Notes registered under such Registration Statement and to cause such CUSIP numbers to be assigned to such Registrable Notes (or to the maximum

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


         aggregate  principal  amount of such  Registrable  Notes to which  such number(s) may be assigned). Upon compliance with the foregoing requirements of this Section 4(l), the Company shall provide the Trustee with printed certificates for the Registrable Notes, in a form eligible for deposit with DTC.

                  (m) The Company shall use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Act.

                  (n) The Company shall cause the Indenture to be qualified under the Trust Indenture Act of 1939 (the "Trust Indenture Act") in a timely manner.

                  (o) The Company may require each Holder of securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding such Holder and the distribution of such securities by such Holder as the Company may from time to time reasonably require for inclusion in such Registration Statement and securities of a Holder which does not provide information necessary for inclusion in such Registration Statement may be omitted from any Shelf Registration Statement.

                  (p) The Company shall, if reasonably requested, and in no event more than three times, promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement, such information as the Managing Underwriters, if any, and Majority Holders reasonably agree with the Company and its counsel should be included therein and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment provided that the Company shall not be required to take any action under this Section 4(p) that is not in the reasonable opinion of counsel for the Company in compliance with applicable law.

                  (q) In the  case  of any  Shelf  Registration  Statement,  the
         Company shall enter into such customary agreements (including underwriting agreements) and take all other appropriate and reasonably required actions in connection therewith in order to expedite or facilitate the registration or the disposition of the Registrable Notes and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 6 (or such other provisions and procedures acceptable to the Company, the Holders of a majority in aggregate principal amount of Registrable Notes and the Managing Underwriters, if any) with respect to all parties to be indemnified pursuant to Section 6.

                  (r) In the case of any Shelf Registration Statement, the Company shall (i) make reasonably available for inspection by the Holders of securities to be registered thereunder, subject to their acceptance of the provisions of this Section 4(r), any underwriter participating in any distribution pursuant to such Registration Statement, and any Special Counsel, accountant or other agent retained by the Holders or any such underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries as shall reasonably be required in connection with the discharge of their due diligence obligations; (ii) cause the Company's officers, directors and employees and any relevant trustee to supply all relevant information reasonably requested by the Holders or any such underwriter, Special Counsel, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that, in the case of clause (i) and (ii) above, any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders and any such under writer, Special Counsel, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided further, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Holders and the other parties entitled thereto by the Special Counsel and other parties; (iii) make such representations and warranties to the Holders of securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in secondary offerings and covering such matters as are customarily covered in representations and warranties requested in secondary offerings; (iv) obtain opinions of counsel to the Company and updates thereof addressed to each selling Holder and the underwriters, if any, covering such matters and with such exceptions as are customarily covered or taken in opinions requested in secondary offerings; (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of securities registered thereunder if such Holders shall have provided to such accountants customary engagement letters relating to the receipt of "cold comfort" letters by selling Holders and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with secondary offerings; and (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, or Special Counsel including those to evidence compliance with Section 4(k) and with conditions customarily contained in the underwriting agreement entered into by the Company. The foregoing actions set forth in clauses (iii) and (v) of this Section 4(r) shall be performed at the effectiveness of such Registration Statement and those set forth in clauses (iii), (iv), (v) and (vi) of this Section 4(r) shall be performed at each closing under any underwriting or similar agreement as and to the extent required thereunder.

                  (s) In the case of any Exchange Offer Registration Statement, if requested by the Initial Purchaser, the Company shall (i) make reasonably available for inspection by the Initial Purchaser, subject to its acceptance of the provisions of this Section 4(s), and any Special Counsel, accountant or other agent retained by the Initial Purchaser, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries as shall reasonably be required in connection with the discharge of their due diligence obligations; (ii) cause the Company's officers, directors and employees and any relevant trustee to supply all relevant information reasonably requested by the Initial Purchaser or any such Special Counsel, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that, in the case of clause (i) and
         (ii) above, any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Initial Purchaser and any such Special Counsel, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided further, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchaser and other parties entitled thereto by the Special Counsel and other parties; (iii) make such representations and warranties to the Initial Purchaser, in form, substance and scope as are customarily made by issuers to underwriters in secondary offerings and covering such matters as are customarily covered in representations and warranties requested in secondary offerings; and (iv) deliver such documents and certificates as may be reasonably requested by the Initial Purchaser or its counsel, including those to evidence compliance with Section 4(k) and with conditions customarily contained in underwriting agreements. The foregoing actions set forth in clauses (iii) and (iv) of this Section 4(s) shall be performed, if requested by the Initial Purchaser, at the closing of the Registered Exchange Offer and the effective date of any post-effective amendment to the Exchange Offer Registration Statement.

                  5. Registration Expenses. The Company shall bear all expenses incurred in connection with the performance of its obligations under Sections 2, 3 and 4 hereof and, in the event of any Shelf Registration Statement, will reimburse the Holders for the reasonable fees and disbursements of the Special Counsel designated in connection therewith, and, in the case of any Exchange Offer Registration Statement, will reimburse the Initial Purchaser for the reasonable fees and disbursements of the Special Counsel acting in connection therewith; provided, however, that each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Notes pursuant to a Shelf Registration Statement.

                  6. Indemnification.

         (a) Indemnification of Initial Purchaser, Holders and Others. In connection with any Registration Statement, the Company agrees to indemnify and hold harmless the Initial Purchaser, each Holder, each underwriter who participates in an offering of the Registrable Notes, each Exchanging Dealer and each person, if any, who controls any of such parties within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any
         Registration Statement or any amendment thereof, including all documents incorporated therein by reference, or any preliminary Prospectus or any Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

                  (iii)against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by such Holder, such Exchanging Dealer, or any underwriter (except to the extent otherwise expressly provided in Section 6(c) hereof)), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above; provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder, underwriter or Exchanging Dealer expressly for use in any Registration Statement or any amendment thereof, any preliminary Prospectus or any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto);

and provided, further, that the foregoing indemnity agreement with respect to any preliminary Prospectus shall not inure to the benefit of such Holder, underwriter or Exchanging Dealer, or the benefit of any person controlling any of such parties, if a copy of the Prospectus (excluding documents incorporated or deemed to be incorporated by reference therein) was not sent or given by or on behalf of any of such parties to such person asserting any such losses, claims, damages or liabilities at or prior to the written confirmation of the sale of such Notes to such person, if required by law so to have been delivered, and if the Prospectus (as then amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or expense.

         (b) Indemnification of Company, Trustees and Officers. The Initial Purchaser and each Holder, underwriter or Exchanging

Dealer severally agrees to indemnify and hold harmless the Company, its trustees, its officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in any Registration Statement or any amendment thereof, any preliminary Prospectus or any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) in reliance upon and in conformity with written information furnished to the Company by such Holder, underwriter or Exchanging Dealer expressly for use in such Registration Statement, preliminary Prospectus or Prospectus; provided, however, that in the case of a Shelf Registration Statement, no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Notes pursuant to such Shelf Registration Statement.

         (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by such parties, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

         7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Initial Purchaser, each Holder, each underwriter and each Exchanging Dealer on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative fault of the Company on the one hand and the Initial Purchaser, each Holder, each underwriter and each Exchanging Dealer on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchaser, each Holder, each underwriter and each Exchanging Dealer and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7.

The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 7, the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Notes purchased by it were resold to the public exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 7, each person, if any, who controls the Initial Purchaser, each Holder, each underwriter or each Exchanging Dealer within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as any of such parties, and each trustee of the Company, each officer of the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

                  8. Liquidated Damages Under Certain Circumstances. (a) Liquidated damages ("Liquidated Damages") shall become payable in respect of Registrable Notes as follows if any of the following events occur (each such event in clauses (i) through (vi) below, a "Registration Default"):

                     (i) if the Exchange Offer Registration Statement is not filed with the Commission on or prior to the 105th day following the Closing Time;

                    (ii) if the Exchange Offer Registration Statement is not declared effective on or prior to the 150th day following the Closing Time;

                   (iii) if the Registered Exchange Offer is not consummated within the sooner to occur of 45 days after the effective date of the Exchange Offer Registration Statement or 180 days after the Closing Time;

                   (iv) if the Shelf Registration Statement is not filed with the Commission on or prior to the 60th day after such filing obligation arises;

                     (v) if the Shelf Registration Statement is not declared effective on or prior to the 45th day after it is filed; or

                    (vi) if after the Exchange Offer Registration Statement or Shelf Registration is declared effective, (A) such Exchange Offer Registration Statement or Shelf Registration Statement ceases to be effective prior to the end of the Exchange Offer Registration Period or Shelf Registration Period (except as permitted in paragraph (b) of this Section 8); (B) such Exchange Offer Registration Statement or Shelf Registration Statement or the related Prospectus ceases to be useable in connection with resales of Registrable Notes covered by such Exchange Offer Registration Statement or Shelf Registration Statement prior to the end of the Exchange Offer Registration Period or Shelf Registration Period (except as permitted in paragraph (b) of this Section 8) because (1) the Company determines that any event occurs as a result of which the related Prospectus forming part of such Exchange Offer Registration Statement or Shelf Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, (2) the Company determines that it shall be necessary to amend such Exchange Offer Registration Statement or Shelf Registration Statement, or supplement the related Prospectus, to comply with the Act or the Exchange Act or the rules thereunder, or (3) the Company determines that it is advisable to suspend use of the Prospectus for a discrete period of time due to pending material corporate developments or similar material events that have not yet been publicly disclosed and as to which the Company believes public disclosure will be prejudicial to the Company.

                  Liquidated Damages shall accrue on the Registrable Notes over and above the interest rate set forth in the title to the Registrable Notes following the occurrence of a Registration Default set forth in clauses (i) through (vi) above from and including the next day following each such Registration Default, in each case at a rate equal to 0.50% per annum; provided, further, however, that (1) upon the filing of the Exchange Offer Registration Statement or a Shelf Registration Statement (in the case of clause (i) or (iv) above), (2) upon the effectiveness of the Exchange Offer Registration Statement or a Shelf Registration Statement (in the case of clause (ii) or (v) above), (3) upon the exchange of Notes pursuant to the Exchange Offer Registration Statement (in the case of clause (iii) above), or (4) at such time as the Exchange Offer Registration Statement or a Shelf Registration Statement which had ceased to remain effective or usable again becomes effective and usable (in the case of clause (vi) above), Liquidated Damages on the unpaid principal amount of the Notes, as a result of such Registration Default, shall cease to accrue.

                  (b) A Registration Default referred to in Section 8(a)(vi) shall be deemed not to have occurred and be continuing in relation to the
Exchange Offer Registration Statement or Shelf Registration Statement or the related Prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Exchange Offer Registration Statement or Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related Prospectus or (y) in the case of the Exchange Offer Registration Statement, to the extent offers or sales thereunder are not permitted to be made in accordance with Instruction 1 to Form 8-K if the Company has timely reported a business acquisition pursuant to Item 2 of Form
8-K, but financial statements required to be filed pursuant to Item 7 of Form 8-K with respect to such business acquisition have not been filed by the Company and are not at the time required to be filed in accordance with such Item and such Instruction, or (z) the occurrence of other material events or developments with respect to the Company that would need to be described in such Exchange Offer Registration Statement or Shelf Registration Statement or the related Prospectus and (ii) in the case of clause (z), the Company is proceeding promptly and in good faith to amend or supplement such Exchange Offer Registration Statement or Shelf Registration Statement and related Prospectus to describe such events.

                  (c) Any amounts of Liquidated Damages due pursuant to the foregoing paragraphs will be payable in cash on June 18 and December 18 of each year to the holders of record on the preceding May 3 and November 3, respectively.

                  9.       Miscellaneous.

                  (a) No Inconsistent Agreements. The Company has not, as of the date hereof, entered into, nor shall it, on or after the date here of, enter into, any agreement with respect to the Notes that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

                  (b) Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holders of at least a majority of the then outstanding aggregate principal amount of Registrable Notes; provided, however, that, with respect to any matter that affects the rights of the Initial Purchaser hereunder, the
Company shall obtain the written consent of the Initial Purchaser. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Registrable Notes are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Holders of a majority of the Registrable Notes, determined on the basis of Registrable Notes being sold rather than registered under such Registration Statement.

                  (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                           (1) if to a Holder, at the most current address given
                  by such Holder to the Company in accordance with the provisions of this Section 8(c), which address initially is, with respect to each Holder, the address of such Holder maintained by the Trustee under the Indenture, with a copy in like manner to Merrill Lynch;

                           (2) if to the Initial Purchaser, initially at the address set forth in the Purchase Agreement; and

                           (3) if to the  Company,  initially at the address set
                  forth in the Purchase Agreement.

                  All such notices and communications shall be deemed to have been duly given when received.

                  The Initial Purchaser or the Company by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Registrable Notes. The Company hereby agrees to extend the benefits of this Agreement to any Holder of

Registrable Notes and any such Holder may enforce the provisions of this Agreement as if an original party hereto.

                  (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (f)  Headings.   The  headings  in  this   Agreement  are  for
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE.

                  (h) Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

                  (i) Notes Held by the Company, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Registrable Notes is required hereunder, Notes or Exchange Notes, as applicable, held by the Company or their respective Affiliates (other than subsequent Holders of Registrable Notes if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Notes or Exchange Notes) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         THE DECLARATION OF TRUST ESTABLISHING THE COMPANY, DATED OCTOBER 9, 1986, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY ON FILE IN THE OFFICE OF THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND AND PROVIDES THAT THE NAME "HEALTH AND RETIREMENT PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER,
SHAREHOLDER, EMPLOYEE OR AGENT OF THE COMPANY SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE COMPANY. ALL PERSONS DEALING WITH THE COMPANY, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THE COMPANY FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

                  Please confirm that the foregoing correctly sets forth the agreement among the Company and you.

                                        Very truly yours,

                                        HEALTH AND RETIREMENT PROPERTIES TRUST


                                        By: /s/ David J. Hegarty
                                            Name: David J. Hegarty
                                            Title: President


Accepted, December 18, 1997

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED


By: /s/ Tjarda van S. Claggett
   Name: Tjarda van S. Claggett
   Title: Director

                                                               ANNEX A










                                     Annex A

                  Each broker-dealer that receives Exchange Notes for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Notes acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed for a period of at least 120 days after the consummation of the Exchange Offer to make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B










                                     Annex B

                  Each broker-dealer that receives Exchange Notes for its own account in exchange for Notes, where such Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. See "Plan of Distribution."

                                                                         ANNEX C










                              Plan of Distribution

                  Each broker-dealer that receives Exchange Notes for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Notes where such Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed for a period of at least 120 days after the consummation of the Exchange Offer to make this Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until
           , 199 , all dealers effecting transactions in the Exchange Notes may be required to deliver a prospectus.

                  The Company will not receive any proceeds from any sale of Exchange Notes by broker-dealers. Exchange Notes received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such Exchange Notes. Any broker-dealer that resells Exchange Notes that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Notes may be deemed to be an "underwriter" within the meaning of the Act and any profit of any such resale of Exchange Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                  For a period of at least 120 days  after the  consummation  of the Exchange Offer, the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Exchange Offer

(including the expenses of any Special Counsel for the holders of the Notes) other than commissions or concessions of any brokers or dealers and will indemnify the holders of the Notes participating in the Exchange Offer (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

                                                                         ANNEX D










                                     Rider A

                  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY
         AMENDMENTS OR SUPPLEMENTS THERETO.

         Name:__________________________________________

         Address: ______________________________________

                  ______________________________________




                                     Rider B

                  If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes, it represents that the Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Act.

                                                                         ANNEX E










                   FORM OF LETTER TO BE PROVIDED BY ISSUER TO
                          THE DEPOSITORY TRUST COMPANY


                     Health and Retirement Properties Trust
                                400 Centre Street
                                Newton, MA 02158


The Depository Trust Company
7 Hanover Square, 23rd Floor
New York, NY 10004

         Re:      $150,000,000 6 3/4% Senior Notes due December 18, 2002
                  of Health and Retirement Properties Trust



Ladies and Gentlemen:

                  Please be advised that the Securities and Exchange Commission has declared effective a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with regard to all of the securities referenced above. Accordingly, there is no longer any restriction as to whom such securities may be sold and any restrictions on the CUSIP designations are no longer appropriate and may be removed. I understand that upon receipt of this letter, DTC will remove any stop or restriction on its system with respect to these issues.

                  As always, please do not hesitate to call if we can be of further assistance.


                                     HEALTH AND RETIREMENT PROPERTIES TRUST

                                     by:

                                              Authorized Officer